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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 22, 1995

             PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

               33-91148                              13-3526694
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       (Commission File Number)           (IRS Employer Identification No.)

  ONE SEAPORT PLAZA, 26TH FLOOR, NEW YORK, NEW YORK                      10292
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    (Address of principal executive offices)                         (Zip Code)


  Registrant's telephone number, including area code:            (212) 778-1000
                                                     --------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibit 99 Preliminary Structural Term Sheet Relating to Prudential
                   Securities Secured Financing Corporation, Commercial Mortgage Pass-Through Certificates, Series 1995-MCF-2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PRUDENTIAL SECURITIES SECURED
                                      FINANCING CORPORATION
                                      (Registrant)




DATE:  December 26, 1995              BY:  /s/ Peter Riemenschneider
                                           -------------------------
                                           Peter Riemenschneider
                                           Vice President
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                                EXHIBIT INDEX
                                -------------
Exhibit
  No.                            Description
-------                          -----------

   99 Preliminary Structural Term Sheet Relating to Prudential Securities Secured Financing Corporation, Commercial Mortgage Pass-Through Certificates, Series 1995-MCF-2.